Exhibit 10:

AMENDMENT NO. 1 dated as of November 15, 2004 (this "Amendment"), to the Senior Competitive Advance and Revolving Credit Facility Agreement dated as of July 18, 2003 (the "Credit Agreement"), among:

MBNA AMERICA BANK, N.A., a national banking association organized under the laws of the United States of America ("MBNA America Bank");

MBNA EUROPE BANK LIMITED, a private limited company and an authorized institution under the banking Act of 1987 (as amended by the Bank of England Act 1998) ("MBNA Europe");

MBNA CORPORATION, a Maryland corporation (the "Parent"; each of MBNA America Bank, MBNA Europe and the Parent is herein referred to as a "Borrower" and collectively, the "Borrowers");

The lenders listed on the signature pages hereof as Lenders (individually, a "Lender" and collectively, the "Lenders"); and

BANK OF AMERICA, N.A. ("Bank of America"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

BACKGROUND

A.    The Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement. The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

B.    The Borrowers have requested certain amendments to the Credit Agreement.

C.    The Lenders and the Administrative Agent hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent covenant and agree as follows:

1.    Amendments to the Credit Agreement.

(a)    Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)    The definition of "Applicable LIBO Rate Interest Margin" is amended and restated in its entirety to read as follows:

"Applicable LIBO Rate Interest Margin" shall mean for any Interest Period for any Eurocurrency Revolving Credit Loan an interest margin equal to the greater of (a) the applicable Floor and (b) the applicable Average Asset Swap Spread, in each case for the relevant Borrower and for such Interest Period for such Eurocurrency Revolving Credit Loan; provided that such interest margin shall in no event be greater than the Ceiling.

The Applicable LIBO Rate Interest Margin for any Revolving Credit Loan, once determined, shall remain constant for the selected Interest Period; provided, however, that if during such Interest Period a change occurs in the relevant Borrower's Index Debt Level, the Applicable LIBO Rate Interest Margin for such Revolving Credit Loan for the remainder of such Interest Period shall be the lesser of (a) the Average Asset Swap Spread as in effect on the first day of such Interest Period and (b) the Ceiling after giving effect to such change in Index Debt Level.

Notwithstanding anything in this definition to the contrary, at no time shall the Applicable LIBO Rate Interest Margin be less than the Floor.

(ii)    The definition of "LIBO Rate" is hereby amended and restated in its entirety to read as follows:

"LIBO Rate" shall mean, with respect to any Eurocurrency Borrowing denominated in any Currency for any Interest Period, an interest rate per annum equal to the British Bankers Association LIBOR Rate ("BBA LIBOR"), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR, as designated by the Administrative Agent from time to time) for deposits in such Currency with a maturity comparable to such Interest Period at approximately 11:00 a.m., London time, two Business Days (or in the case of a Eurocurrency Loan denominated in an Agreed Alternative Currency, on such other date as is customary in the relevant interbank market) prior to the commencement of such Interest Period; provided, however, that if such rate is not available at such time for any reason, "LIBO Rate" shall mean an interest rate per annum equal to the rate at which deposits in such Currency approximately equal in principal amount to (a) in the case of a Eurocurrency Revolving Credit Loan, Bank of America's portion of such Revolving Credit Borrowing and (b) in the case of a Eurocurrency Competitive Loan, a principal amount that would have been Bank of America's portion of such Competitive Loan, a principal amount that would have been Bank of America's portion of such Competitive Borrowing had such Competitive Borrowing been a Eurocurrency Revolving Credit Loan, and for a maturity comparable to such Interest Period are offered to the principal London office of Bank of America in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days (or in the case of a Eurocurrency Loan denominated in an Agreed Alternative Currency, on such other date as is customary in the relevant interbank market) prior to the commencement of such Interest Period.

(b)    Section 5.02 of the Credit Agreement is hereby amended by changing the Section number "6.05" to read "5.10".

(c)    Article IX of the Credit Agreement is hereby amended by adding the following section to the end thereof:

"SECTION 9.18 USA Patriot Act Notice. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) herby notifies each Borrower, that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies each Borrower, which information includes the name and address of that Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify that Borrower in accordance with the Act."

2.    Representations and Warranties. Each Borrower represents and warrants to each of the Lenders and the Administrative Agent as to itself that (a) the execution, delivery and performance by such Borrower of this Amendment have been duly authorized by all necessary corporate action and are within such Borrower’s corporate power and that this Amendment has been duly executed and delivered by such Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by general principles of equity and bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by moratorium laws from time to time in effect, and (b) after giving effect to this Amendment (i) the representations and warranties set forth in Article III of the Credit Agreement are true and correct on and as of the date hereof, and (ii) no Default has occurred and is continuing.

3.    Effectiveness. This Amendment shall become effective as of the date set forth above on the date that the Administrative Agent or its counsel shall have received counterparts of this Amendment that, when taken together, bear the signatures of all of the Borrowers and the Required Lenders.

4.    Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

5.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

6.    Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

7.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, the Borrowers, the Administrative Agent and the Lenders have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

THE BORROWERS:

MBNA AMERICA BANK, N. A.

By: ___________________________
Name: Thomas D. Wren
Title: Treasurer

MBNA EUROPE BANK LIMITED

By: ___________________________
Name: Thomas D. Wren
Title: Authorised Signatory

MBNA CORPORATION

By: ___________________________
Name: Thomas D. Wren
Title: Treasurer

LENDERS:

JPMORGAN CHASE BANK

By: ___________________________
Name:
Title:

BANK OF AMERICA, N.A.

By: ___________________________
Name:
Title:

DEUTSCHE BANK AG, NEW YORK BRANCH

By: ___________________________
Name:
Title:

BARCLAYS BANK PLC

By: ___________________________
Name:
Title:

CITIBANK, N.A.

By: ___________________________
Name:
Title:

BANK ONE, NA

By: ___________________________
Name:
Title:

CREDIT SUISSE FIRST BOSTON

By: ___________________________
Name:
Title:

MERRILL LYNCH BANK USA

By: ___________________________
Name:
Title:

ABN AMRO BANK N.V.

By: ___________________________
Name:
Title:

THE BANK OF NEW YORK

By: ___________________________
Name:
Title:

BNP PARIBAS

By: ___________________________
Name:
Title:

DRESDNER BANK AG NEW YORK BRANCH
AND GRAND CAYMAN BRANCHES

By: ___________________________
Name:
Title:

HSBC BANK USA

By: ___________________________
Name:
Title:

LEHMAN COMMERCIAL PAPER INC.

By: ___________________________
Name:
Title:

LLOYDS TSB BANK PLC

By: ___________________________
Name:
Title:

ROYAL BANK OF CANADA

By: ___________________________
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC

By: ___________________________
Name:
Title:

SOCIETE GENERALE

By: ___________________________
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By: ___________________________
Name:
Title:

BANK OF MONTREAL

By: ___________________________
Name:
Title:

ING BANK N.V.

By: ___________________________
Name:
Title:

MORGAN STANLEY BANK

By: ___________________________
Name:
Title:

ALLIED IRISH BANKS PLC

By: ___________________________
Name:
Title:

BANK OF TOKYO-MITSUBISHI TRUST COMPANY

By: ___________________________
Name:
Title:

DANSKE BANK A/S CAYMAN ISLAND BRANCH

By: ___________________________
Name:
Title:

WILLIAM STREET COMMITMENT CORPORATION

By: ___________________________
Name:
Title:

UFJ BANK LIMITED, NEW YORK BRANCH

By: ___________________________
Name:
Title:

WESTLB AG

By: ___________________________
Name:
Title:

THE NORTHERN TRUST COMPANY

By: ___________________________
Name:
Title:

ADMINISTRATIVE AGENT

BANK OF AMERICA, N.A., as Administrative Agent

By: ___________________________
Name:
Title: